SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LRAD Corporation

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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16990 Goldentop Road, Suite A
San Diego, California 92127
(858) 676-1112

January 28, 2014

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Wednesday, March 26, 2014, at 2:00 p.m., local time at our principal offices located at 16990 Goldentop Road, Suite A, San Diego, California 92127. The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

The accompanying materials include the Notice of Annual Meeting of Stockholders and Proxy Statement. The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. We urge you to read the accompanying Proxy Statement carefully and vote as soon as possible. You may vote your shares by completing, signing, dating and returning the proxy card today. For your convenience, you may also vote your shares via the Internet or by telephone by following the instructions on the proxy card or by voting in person at the Annual Meeting. If you decide to attend the Annual Meeting and you are a registered stockholder, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support and continued interest in LRAD Corporation.

Sincerely,

Thomas R. Brown
Chairman of the Board, President and Chief Executive Officer

16990 Goldentop Road, Suite A
San Diego, California 92127
(858) 676-1112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 26, 2014

TO THE STOCKHOLDERS OF LRAD CORPORATION:

Notice Is Hereby Given that the Annual Meeting of Stockholders of LRAD Corporation, a Delaware corporation (the “Company”), will be held on March 26, 2014 at 2:00 p.m. local time, at our principal offices located at 16990 Goldentop Road, Suite A, San Diego, California 92127, for the following purposes:

1.	To elect five directors to serve for the ensuing year and until their successors are elected;

2.	To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014;

3.	To consider an advisory vote on the compensation of our named executive officers; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see “Electronic Delivery of Proxy Materials and Annual Reports” on page 20 of the Proxy Statement.

The Board of Directors has fixed the close of business on January 27, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Stockholders of record present at the Annual Meeting or who have submitted a valid proxy via the Internet, by telephone or by mail will be deemed to be present in person to vote at the Annual Meeting.

By Order of the Board of Directors,

Thomas R. Brown
Chairman of the Board

San Diego, California
January 28, 2014

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 26, 2014.
THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2013 ARE AVAILABLE AT www.proxyvote.com.

LRAD CORPORATION

16990 Goldentop Road, Suite A, San Diego, California 92127
(858) 676-1112

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on March 26, 2014

INFORMATION CONCERNING SOLICITATION AND THE ANNUAL MEETING

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of LRAD Corporation, a Delaware corporation, of proxies for use at the 2014 Annual Meeting of Stockholders to be held on March 26, 2014, at 2:00 p.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our principal offices located at 16990 Goldentop Road, Suite A, San Diego, California 92127.

We intend to mail or electronically deliver this Proxy Statement, the accompanying proxy card and Notice of Annual Meeting on or about February 7, 2014 to all stockholders of record entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING AND PROXY STATEMENT

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Thomas R. Brown, President and Chief Executive Officer, and Katherine H. McDermott, Chief Financial Officer and Secretary (the “proxyholders”), have been designated as proxies for the Annual Meeting.

What is a Proxy Statement?

A Proxy Statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy card designating the proxyholders as proxies to vote on your behalf. The Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures including information about our Board and executive officers.

Who can vote at the Annual Meeting?

We have designated a record date of January 27, 2014 for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on January 27, 2014, we had outstanding and entitled to vote 33,133,380 shares of common stock. On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Stockholder of Record – Shares Registered in Your Name

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to ensure your vote is counted by submitting your proxy by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card. Simply follow the instructions on the accompanying proxy card for each voting method.

Beneficial Owner – Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on the record date, your shares were not held in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “Street name” and these proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on “routine” matters. Your broker will not have discretion to vote on “non-routine” matters absent direction from you. The election of directors (Proposal 1) and the advisory vote on executive compensation (Proposal 3) are considered “non-routine” under applicable rules. The ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for fiscal 2014 (Proposal 2) is considered “routine” under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these proposals.

How can I attend the Annual Meeting?

You will be admitted to the Annual Meeting if you were a stockholder as of the close of business on January 27, 2014, or you have authority to vote under a valid proxy for the Annual Meeting. You should be prepared to present valid photo identification, such as a driver’s license or passport, for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record prior to admittance to the Annual Meeting. If you are a beneficial owner, you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to January 27, 2014, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership.

What proposals will be presented at the Annual Meeting?

At the Annual Meeting, stockholders eligible to vote will consider and vote upon (1) the election of five directors to serve for the ensuing year and until their successors are elected, (2) the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014, (3) an advisory vote on the compensation of our named executive officers and (4) such other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the board recommend I vote on these proposals?

Our Board’s recommendations are set forth, together with a description of the proposals, in this Proxy Statement. In summary, our Board of Directors recommends that you vote:

•	FOR each of the nominees for director named in this Proxy Statement to serve until the Annual Meeting of Stockholders in 2015 and until their successors are duly elected and qualified (see page 5);

•	FOR the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm (see page 11); and

•	FOR the approval of the compensation of our executive officers (see page 12).

What vote is required to approve each matter and how are votes counted?

If a quorum is present at the Annual Meeting, the votes required for the proposals to be considered at the Annual Meeting and the treatment of abstentions and broker non-votes in respect of such proposals are as follows:

•

Election of Directors. The five nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Abstentions and broker non-votes, if any, are not counted for purposes of electing directors and will have no effect on the results of this vote. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors.

•

Ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2014. Abstentions will have the effect of votes against this proposal. Broker non-votes, if any, will have no effect on the results of this vote.

•

Advisory vote on executive compensation. The votes cast FOR this proposal must exceed the votes cast AGAINST to approve the compensation of our named executive officers as disclosed in the compensation tables contained in this Proxy Statement. Abstentions and broker non-votes and will have the effect of votes against this proposal.

How do I vote?

It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting in person. To make sure that your shares are represented, we urge you to vote as promptly as possible by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card.

If you are a stockholder of record, there are four ways to vote:

•	By calling the toll-free telephone number indicated on your proxy card. Follow the voice prompts to vote your shares and confirm that your instructions have been properly recorded,

•	By going to the Internet website indicated on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded,

•	By signing, dating and returning the accompanying proxy card, or

•	By written ballot at the Annual Meeting.

If your shares are held in street name, please follow the voting instructions provided by your bank, broker or other agent. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other agent, or you can sign, date and return a voting instruction form to your bank, broker or other agent. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other agent must vote your shares as you have directed.

At the Annual Meeting, we will pass out ballots to anyone who wishes to vote in person. If you hold your shares in street name, you must request a legal proxy from your bank, broker or other nominee to vote by ballot at the Annual Meeting.

How can I change or revoke my vote?

You can revoke your proxy at any time before the applicable vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

•	you may submit another properly executed proxy by telephone, by Internet or by signing, dating and returning a later dated proxy card,

•	you may send a written notice that you are revoking your proxy to our Corporate Secretary at 16990 Goldentop Road, Suite A, San Diego, California 92127, or

•	you may attend the Annual Meeting and vote in person (however, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, follow the instructions provided by them.

How many shares must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business on the record date are represented by stockholders present at the meeting or by proxy. At the close of business on the record date, there were 33,133,380 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 16,566,690 shares must be represented by stockholders present at the meeting or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, either with or without the vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

What if a stockholder does not specify a choice for a matter when returning a proxy?

If you indicate a choice on your proxy on a particular matter to be acted upon, the shares will be voted as indicated. If you are a stockholder of record and you return a signed proxy card but do not indicate how you wish to vote, the proxyholders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you do not return a proxy card, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists.

If you are a beneficial owner and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on routine proposals but may not vote on “non-routine” proposals. As a beneficial owner, you will not be deemed to have voted on such “non-routine” proposals. The shares that cannot be voted by brokers on “non-routine” matters are called broker non-votes. Broker non-votes will be deemed present at the Annual Meeting for purposes of determining whether a quorum exists for the Annual Meeting. The election of directors (Proposal 1) and the advisory vote on executive compensation (Proposal 3) are considered “non-routine” under applicable rules. The ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for fiscal 2014 (Proposal 2) is considered “routine” under applicable rules.

What does it mean if I receive more than one proxy card?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please sign, date and return the proxy card for each account or vote via the Internet or by telephone following the instructions provided on the proxy card for each account.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business properly comes before the Annual Meeting, your proxy or voting instruction gives authority to the proxyholders to vote on those matters in their discretion.

May I propose matters for consideration at next year’s annual meeting or nominate individuals to serve as directors?

Yes. If you wish to propose a matter for consideration at next year’s annual meeting or if you wish to nominate a person for election as a director of the Company, see the information set forth in “Stockholder Proposals” and “Stockholder Nominations” below.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Annual Meeting.

Where can I access an electronic copy of the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2013?

You may access an electronic copy of the Proxy Statement, form of proxy card, and the Annual Report on Form 10-K for the fiscal year ended September 30, 2013 at: www.proxyvote.com

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board of Directors currently consists of five directors. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. The Board, upon recommendation by the independent members of the Board, has nominated the nominees listed below for election to our Board of Directors. All five of the nominees listed below are currently directors and were elected by the stockholders at our 2013 annual meeting. We encourage our Board members to attend our annual meetings of stockholders. All nominees attended the 2013 annual meeting of stockholders.

Nomination Process

In considering candidates for election to the Board, the independent members of the Board seek to assemble a Board that, as a whole, possesses the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to our business and professional reputation. The independent members of the Board also consider other board service, business, financial and strategic judgment of potential nominees, and desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise consisting of directors who complement and strengthen the skills of other directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the independent members of the Board view as critical to effective functioning of the Board. Each of the nominees for election to the Board has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has experience in management and leadership development and an understanding of operating and corporate governance issues for a public company such as LRAD Corporation.

Voting

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Although General Coburn and Messrs. Osgood and Wend were nominated for election to the Board at the 2013 annual meeting of stockholders pursuant to an agreement with certain of our stockholders, there are no arrangements or understandings between us and any other person pursuant to which they or any other director has been selected as a director or nominee at the Annual Meeting.

The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

The Board unanimously recommends a vote IN FAVOR of each of the Board’s nominees for director.

Nominees

The names of the nominees and certain information about them are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the independent members of the Board to believe that, as of the date of this Proxy Statement, the nominee is qualified to serve on the Board. However, each independent member of the Board may have a variety of reasons for believing a particular person would be an appropriate board member, and these views may differ from the views of other independent members of the Board.

Name	Age	Position and Offices	Director Since

Thomas R. Brown	63	President, Chief Executive Officer, and Chairman of the Board	2006
Laura M. Clague (1)(2)	54	Director	2007
John G. Coburn (1)(2)	72	Director	2013
Richard H. Osgood III (1)(2)	59	Director	2013
Dennis J. Wend (1)(2)	54	Director	2013

(1) Member of Audit Committee
(2) Member of Compensation Committee

Thomas R. Brown, age 63, has been a director since March 2006 and was appointed as President and Chief Executive Officer in August 2006 and Chairman of our Board of Directors in April 2009. Mr. Brown served as President of BrownThompson Executive Search, a financial executive search firm, from April 2005 to August 2006. Mr. Brown was employed by Sony Electronics, Inc. from February 1988 to September 2004. From April 2001 to September 2004, Mr. Brown was Executive Vice President and Deputy President of the Engineering and Manufacturing division of Sony Electronics, Inc., where he was responsible for supply chain operations including Information Technology, Procurement, Customer Service, North American Manufacturing Operations and Finance. From April 2000 to September 2004, Mr. Brown was concurrently the Executive Vice President and President of Information Technology Division for Sony Electronics, where he was responsible for establishing the North American personal computer manufacturing division. Mr. Brown is a member of the board of directors of Mad Catz Interactive, Inc. (NYSE MKT/TSX: MCZ), a provider of video game accessories. Mr. Brown holds a B.A. in Economics from Rutgers University. Mr. Brown’s extensive business experience and background, demonstrated leadership as an executive at Sony Electronics, his prior board experience, and his service as our Chief Executive Officer since 2006, qualify him to serve on our Board.

Laura M. Clague, age 54, has been a director since February 2007. Ms. Clague has over 30 years of financial experience, most recently in biotech at Amylin Pharmaceuticals, Inc. Currently, Ms. Clague serves as CFO of the San Diego and Ohio operations of Amylin Pharmaceuticals, LLC, a wholly owned subsidiary of Bristol-Myers Squibb. Prior to the acquisition by Bristol-Myers Squibb in 2012, Ms. Clague was the Vice President, Corporate Controller and Chief Accounting Officer of Amylin for 10 years, and during this time also served as the CFO of the Amylin/Lilly Collaboration that was responsible for products with $500+ million in annual net reported revenue. From 1988 to 1999, Ms. Clague was the director of finance and accounting operations for Sony Electronics, Inc. From 1985 to 1988, Ms. Clague served as internal audit supervisor at Cubic Corporation. From 1982 to 1985, Ms. Clague held various audit positions at KPMG. Ms. Clague is a certified public accountant in the State of California, and has a B.S. in Business Administration from Menlo College. Ms. Clague’s qualifications to serve on the board include her significant experience as a financial executive in a publicly traded company, as well as her strong accounting and finance background resulting from her years in public accounting and industry.

John G. Coburn, age 72, has been a director since July 2013. General Coburn has been Chief Executive Officer and Chairman of VT Systems, Inc., an engineering group providing solutions and services in the aerospace, electronics, land systems and marine sectors, since November 2001. Prior to joining VT Systems, General Coburn served in the United States Army for 39 years in various logistics positions. His last assignment was as commanding general of the United States Army Material Command (AMC). General Coburn is a distinguished military graduate of Eastern Michigan University where he was commissioned as a second lieutenant in the infantry. General Coburn holds a B.A. in Education from Eastern Michigan University, a master’s degree in Political Science from the University of Kansas, a J.D. from the University of Missouri, and an honorary Ph.D. from Eastern Michigan University. General Coburn’s extensive executive management experience as well as his senior military leadership experience and logistics, procurement and program development background qualify him to serve on our Board.

Richard H. Osgood III, age 59, has been a director since July 2013. Mr. Osgood retired in 2012 after serving as Head of Equity Capital Markets for Wedbush Securities since January 2009. Mr. Osgood joined Wedbush Securities when it acquired Pacific Growth Equities, which Mr. Osgood founded in 1991. Mr. Osgood served in various capacities with Pacific Growth Equities prior to its acquisition, including President, Chief Executive Officer, Chief Operating Officer, Chairman and Executive Chairman. Prior to founding Pacific Growth Equities, Mr. Osgood was the Head of Capital Markets, Sales and Trading at Volpe, Welty and Company, a company he also co-founded in 1986. Previously, Mr. Osgood held senior positions in institutional sales at Montgomery Securities, Rotan Mosely and Smith Barney. Mr. Osgood holds a B.A. in Psychology and a B.S. in Biology from the University of the South. Mr. Osgood’s capital markets and securities industry expertise, as well as his management and strategic experience qualify him to serve on our Board.

Dennis J. Wend, age 54, has been a director since July 2013. Mr. Wend has served as the President of Wend & Associates Inc., a technology based consulting company working with various government agencies and private sector firms, since January 2007. Prior to founding Wend & Associates, Mr. Wend served over 27 years as a civilian with the United States Army in various positions in procurement, logistics, and weapon system management, including positions that required management and direction of multiple manufacturers throughout the country executing approximately $1 billion of production. Mr. Wend is the recipient of the Meritorious Civilian Medal, The Secretary of the Army Competition in Contracting Award, the AMC Commanders Medal, Federal Manager of the Year Award and the Secretary of Transportation Award and numerous other awards. Mr. Wend holds a master of science degree from Central Michigan University and a BBA from the Detroit Institute of Technology. He is also a graduate of the Department of Defense System Management College and certified as a Level III DOD Acquisition Corps professional in Program Management and Acquisition. Mr. Wend’s extensive experience in strategic management and program development, as well as his procurement, logistics, and weapon system management expertise qualify him to serve on our Board.

BOARD AND COMMITTEE MATTERS
AND CORPORATE GOVERNANCE MATTERS

Corporate Governance

We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives, including our Code of Business Conduct and Ethics, our Charters for the committees of the Board, and our Whistleblower Protection Policy. The corporate governance page can be found at www.lradx.com by clicking on “Investors,” and then on “Corporate Governance.” The information contained on our website is not incorporated by reference into and does not form a part of this Proxy Statement.

Our policies and practices reflect corporate governance initiatives that are designed to be compliant with the listing requirements of the NASDAQ Stock Market and the corporate governance requirements of applicable securities laws, including:

•	A majority of our Board members are independent of our company and our management;

•	All members of our standing Board committees are independent of our company and our management;

•	The independent members of our Board meet regularly without the presence of management;

•	We have a clear code of business conduct and ethics that applies to our principal executive officers, our directors and all of our employees, and is monitored by our Audit Committee;

•	The charters of the board committees clearly establish their respective roles and responsibilities; and

•

We have a hotline available to all employees, and our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters.

Board of Directors

Our Board currently consists of five directors: Thomas R. Brown (Chairman), Laura M. Clague, General John G. Coburn, Richard H. Osgood III and Dennis J. Wend. During the fiscal year ended September 30, 2013, our Board held 35 meetings. All directors serving on the Board during the fiscal year ended September 30, 2013 attended at least 75% of the aggregate of the total number of the meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served (in each case during the period in which he or she served).

Independence of the Board

As required under the NASDAQ Stock Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. After review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that Ms. Clague, General Coburn, Mr. Osgood and Mr. Wend are independent directors within the meaning of the applicable NASDAQ listing standards.

Board Leadership Structure

Thomas R. Brown currently serves as Chief Executive Officer and Chairman of the Board. The Board does not have a lead independent director. We do not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board believes that it should maintain flexibility to select our Chairman and board leadership structure from time to time. The Board believes that it is currently in our best interest, and that of our stockholders, for Mr. Brown to serve in both roles. The Board believes this provides us an efficient and effective leadership model. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. In light of Mr. Brown’s knowledge of our business and industry, and his experience successfully navigating us through both strong and challenging periods, his ability to speak as Chairman and CEO provides us with strong unified leadership.

Role of Board in Risk Oversight

Our management is primarily responsible to manage risk and inform the Board regarding our most material risks. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The Compensation Committee oversees risk management related to our executive compensation plans and arrangements. The independent directors on the Board oversee risk management related to the nomination of director candidates and our corporate governance practices. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, working through its committees to participate actively in the oversight of management’s actions. These specific risk categories and our risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Executive Sessions

As required under NASDAQ listing standards, during the calendar year ended December 31, 2013, our independent directors met at least twice in regularly scheduled executive sessions at which only independent directors were present.

Stockholder Communications with the Board

We have adopted a formal process by which stockholders may communicate with our Board. The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of Investor Relations by mail to our principal offices, 16990 Goldentop Road, Suite A, San Diego, CA 92127. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed Investor Relations to forward such correspondence only to the intended recipients; however, the Board has also instructed Investor Relations, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, that correspondence will be forwarded to our corporate Secretary for review and possible response. This information is also contained on our website at www.lradx.com.

Information Regarding the Board Committees

During the full fiscal year ended September 30, 2013, the Board had two standing committees: the Audit Committee and the Compensation Committee. Between February 4, 2013 and July 17, 2013, our Board of Directors also had a Nominating and Corporate Governance Committee comprised of all of our independent directors. The current charters for the Audit Committee and the Compensation Committee can be found on our website at www.lradx.com.

Audit Committee

Our Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee oversees our corporate accounting and financial reporting processes. Among other functions, the Audit Committee:

•	evaluates the performance of and assesses the qualifications of the independent registered public accounting firm;

•	engages the independent registered public accounting firm;

•	determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•	confers with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of financial reporting;

•	reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	considers the effectiveness of our Company’s internal control system, including information technology security and control;

•

understands the scope of the independent registered public accounting firm’s review of internal control over financial reporting, and obtains reports on significant findings and recommendations, together with management’s responses;

•	monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law;

•

oversees procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviews the procedures for communicating the code of business conduct and ethics to our company personnel, and for monitoring compliance therewith;

•	reviews annually the Audit Committee’s written charter and the committee’s performance and reports the same to the Board;

•	reviews the financial statements to be included in our Annual Report on Form 10-K as well as interim financial reports;

•	discusses with management and the independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements; and

•	reviews and approves all related party transactions on an ongoing basis.

The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Audit Committee is composed of Ms. Clague (Chair), General Coburn and Messrs. Osgood and Wend. The Audit Committee met 4 times during fiscal 2013.

The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that all members of our Audit Committee are independent under applicable SEC rules and NASDAQ listing standards. Our Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our company’s balance sheet, income statement and cash flow statement. Our Board has also determined that Ms. Clague qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making such determination, the Board made a qualitative assessment of Ms. Clague’s level of knowledge and experience based on a number of factors, including Ms. Clague’s formal education and experience.

Compensation Committee

The Compensation Committee assists in the implementation of, and provides recommendations with respect to, our general and specific compensation policies and practices for our company’s executives. The Compensation Committee also administers our 2005 Equity Incentive Plan. Among other functions, the Compensation Committee:

•	reviews and approves the performance goals and objectives for executive officers, including our CEO;

•	evaluates the CEO’s performances in light of those goals and objectives and recommends to the Board the CEO’s compensation levels;

•	recommends to the Board the compensation of executive officers other than the CEO;

•	reports on executive compensation for inclusion in our company’s proxy statements;

•	reviews annually the Board compensation and makes related recommendations to the Board; and

•	reviews annually the Compensation Committee’s written charter and the committee’s performance and reports the same to the Board.

The Compensation Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Compensation Committee is composed of Mr. Osgood (Chair), Ms. Clague, General Coburn and Mr. Wend. The Compensation Committee held 5 meetings during fiscal 2013. Each member of the Compensation Committee is independent under applicable NASDAQ listing standards, an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Director Nominations

The Board performs the functions associated with a nominating committee. The Company’s independent directors make recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each annual meeting. The Board believes that, considering the size of the Company and the Board, nominating decisions can be made effectively on a case-by-case basis by the Board. In carrying out the functions of a nominating committee, the Board does not rely on a nominating committee charter. Rather, the independent directors of the Company apply the guidelines set forth below in considering nominations to the Board.

Director Qualifications

The Board believes that new candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience and contacts that complement those currently existing within our company; ability and qualifications to provide our management with an expanded opportunity to explore ideas, concepts and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial certification, personal integrity and responsibility to stockholders; genuine desire and availability to participate actively in the development of our future; and an orientation toward maximizing stockholder value in realistic time frames. The Board also intends to consider for new Board members such factors as ability to contribute strategically through relevant industry background and experience, on either the vendor or the end user side; strong current industry contacts; ability and willingness to introduce and open doors to executives of potential customers and partners; current employment as the CEO of an acoustic products, media, advertising, military or government supply company larger than our company; independence from our company and current Board members; and a recognizable name that would add credibility and value to our company and its stockholders. The Board does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board. The Board views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. The Board may modify these qualifications from time to time.

Evaluating Nominees for Director

The Board reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Board currently considers, among other factors, diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Board then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Board conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates after considering the function and needs of our Board. The Board meets to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to our Board by majority vote. To date, the Board has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Stockholder Nominations

The Board applies the same guidelines (described above) to stockholder nominees as applied to nominees from other sources. Any stockholder who wishes to recommend for the Board’s consideration a prospective to serve on the Board may do so by giving the candidate’s name and qualifications in writing to our corporate secretary at the following address: 16990 Goldentop Road, Suite A, San Diego, California 92127.

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct and Ethics,” a code of ethics that applies to all employees, including our executive officers. A copy of the Code of Business Conduct and Ethics is posted on our Internet site at www.lradx.com. In the event we make any amendments to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on a Form 8-K or on our next periodic report.

PROPOSAL TWO
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014. A representative of Squar, Milner, Peterson, Miranda & Williamson, LLP is expected to be present at the Annual Meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. Stockholder ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP is not required by our bylaws or otherwise. However, we are submitting the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company and our stockholders.

The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders for the purpose of determining a quorum and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accountants Fees

The following table presents fees billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for professional services rendered for the fiscal years ended September 30, 2012 and 2013:

	Fiscal 2012	Fiscal 2013
Audit Fees (1)	$117,057	$117,445
Audit Related Fees (2)	—	—
Tax Fees (3)	$3,763	$5,606
All Other Fees (4)	—	—
Total	$120,820	$123,051
(1)

Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the financial statements included in each of our quarterly reports on Form 10-Q during those years and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees are fees and expenses related to reviews of registration statements and SEC filings other than Forms 10-K and 10-Q. No such fees were billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for fiscal 2012 or 2013.

(3)	Tax Fees include the aggregate fees paid by us during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for fiscal 2012 or 2013.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Board and committee meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board, Financial Accounting Standards Board, or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

The Audit Committee has considered the role of Squar, Milner, Peterson, Miranda & Williamson, LLP in providing services to us for the fiscal year ended September 30, 2013 and has concluded that such services are compatible with such firm’s independence.

Our Board of Directors recommends a vote IN FAVOR of
the ratification of the selection of our independent registered public accounting firm.

PROPOSAL THREE
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Consistent with the vote of our stockholders, our Board of Directors has determined to submit the approval of our executive compensation annually to our stockholders on a non-binding basis. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Our executive compensation program received the support of stockholders holding 92% of our stock that was voted on the matter at our 2013 Stockholders Meeting.

Our executive compensation program is designed to attract, motivate and retain a talented team of executives. We seek to accomplish this goal in a way that rewards performance that is aligned with our stockholders’ long-term interests. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders.

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this Proxy Statement a separate resolution, subject to a non-binding stockholder vote, to approve the compensation of our named executive officers as disclosed in this Proxy Statement. Accordingly, the following resolution is submitted for stockholder vote at the 2014 Annual Meeting:

“RESOLVED, that the stockholders of LRAD Corporation approve, on an advisory basis, the compensation of its named executive officers as disclosed in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in the Proxy Statement for the 2014 Annual Meeting.”

As an advisory vote, this proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Our Board of Directors recommends that stockholders vote FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of January 27, 2014 by: (i) each director and nominee; (ii) each of the named executive officers reflected in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Common Stock	Austin W. Marxe and David M. Greenhouse	5,455,800 (2)	16.1%
	527 Madison Avenue, Suite 2600
	New York, New York 10022

Common Stock	Iroquois Capital Management LLC	3,036,932 (3)	9.0%
	641 Lexington Avenue, 26th Floor
	New Your, New Your 10022

Common Stock	Manatuck Hill Partners, LLC	2,151,122 (4)	6.5%
	1465 Post Road East
	Westport, Connecticut 06880

Common Stock	Thomas R. Brown	1,483,233 (5)	4.3%
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Laura M. Clague	68,433 (6)	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	John G. Coburn	–	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Richard H. Osgood III	50,000	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Dennis J. Wend	50,000	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Katherine H. McDermott	251,999 (7)	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

	All directors and executive officers as a group (6 persons)	1,903,665 (8)	5.5%

____________________________

*	Less than 1%.
(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated below, this table is based on information supplied by officers, directors and principal stockholders. The inclusion in this table of such shares does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit of, such shares. Percentage of class is based on 33,133,380 shares of common stock outstanding on January 27, 2014. Except as otherwise stated below, each of the named persons has sole voting and investment power with respect to the shares shown (subject to community property laws).

(2)

Beneficial joint ownership by Mr. Marxe and Mr. Greenhouse is based on information provided by the stockholder in a Form 4 filed with the SEC on June 11, 2013 and consists of 4,667,710 shares of common stock and 788,090 warrants held by the following entities: 2,147,462 shares and 372,466 warrants owned by Special Situations Fund III QP, L.P., 715,290 shares and 102,564 warrants owned by Special Situations Private Equity Fund, L.P., 250,139 shares and 43,385 warrants owned by Special Situations Technology Fund, L.P., and 1,554,819 shares and 269,675 warrants owned by Special Situations Technology Fund II, L.P. MGP Advisors Limited Partnership, or MGP, is the general partner of the Special Situations Fund III QP, L.P. and AWM Investment Company, Inc., or AWM, is the general partner of MGP. SST Advisers, L.L.C., or SSTA, is the general partner of the Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P. MG Advisers, L.L.C., or MG, is the general partner of the Special Situations Private Equity Fund, L.P. AWM is the investment adviser to Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P., Special Situations Technology Fund II, L.P. and Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM, SSTA and MG, and are principally responsible for the selection, acquisition, voting and disposition of the portfolio securities by each investment adviser on behalf of its fund. Both Messrs. Marxe and Greenhouse share voting and dispositive power with respect to shares held by these stockholders.

(3)

Beneficial ownership by Iroquois Capital Management LLC, Mr. Joshua Silverman and Mr. Richard Abbe is based on information provided by the stockholders in a Schedule 13D Amendment #3 filed with the SEC on June 13, 2013. Iroquois Capital Management L.L.C (“Iroquois Capital”) is the investment manager of Iroquois Master Fund, Ltd. (“IMF”). Consequently, Iroquois Capital has voting control and investment discretion over securities held by IMF. As managing members of Iroquois Capital, Mr. Silverman and Mr. Abbe make voting and investment decisions on behalf of Iroquois Capital in its capacity as investment manager to IMF. As a result of the foregoing, Mr. Silverman and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of the securities held by IMF. In the Schedule 13D filing, each of Iroquois Capital, Mr. Silverman and Mr. Abbe reported shared voting and dispositive power over 2,721,724 shares (including 2,332,958 shares and warrants to purchase 388,766 shares), Mr. Silverman reported sole voting and dispositive power over 21,167 shares (including 16,664 shares and warrants to purchase 4,503 shares) and Mr. Abbe reported sole voting and dispositive power over 294,041 shares (including 239,998 shares and warrants to purchase 54,043 shares). Messrs. Silverman and Abbe also disclaimed beneficial ownership over 1,540,926 shares (including 1,216,653 shares and warrants to purchase 324,273 shares) in the Schedule 13D.

(4)

Beneficial ownership by Manatuck Hill Partners, LLC is based in part on information provided by the stockholder in a Schedule 13G filed with the SEC on April 5, 2011 and is based in part on information provided to the Company by the stockholder, and consists of 2,151,122 shares of common stock. Manatuck Hill Partners, LLC has sole voting and dispositive power with respect to the shares.

(5)	Includes 1,370,833 shares issuable upon exercise of outstanding stock options within 60 days of January 27, 2014.
(6)	Includes 2,000 shares held by spouse and 45,833 shares issuable upon exercise of outstanding stock options within 60 days of January 27, 2014.
(7)	Includes 224,999 shares issuable upon exercise of outstanding stock options within 60 days of January 27, 2014.
(8)	Includes 1,641,665 shares issuable upon exercise of outstanding stock options within 60 days of January 27, 2014.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our Chief Executive Officer and Chief Financial Officer for the fiscal year ended September 30, 2013. We refer to each such person as a “named executive officer.”

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards	All Other Compensation	Total
Thomas R. Brown	2013	$275,000	—	$518,311 (1)(2)	$13,875	$807,186
President and Chief Executive Officer	2012	$275,000	—	$463,644 (3)	$14,047	$752,691
Katherine H. McDermott	2013	$175,000	—	$43,338 (1)	$7,875	$226,213
Chief Financial Officer and Secretary	2012	$175,000	—	$41,186 (3)	$7,875	$224,061

(1)

The amounts for 2013 reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2013, in accordance with ASC 718, “Compensation-Stock Compensation.” Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2013, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 21, 2013.

(2)

On September 10, 2013, one of Mr. Brown’s stock option grants was modified to increase the exercise price from $1.33 to $3.00. As a result of this repricing, the fair value of the grant decreased. In accordance with FASB ASC Topic 718, the total recognized compensation cost for an equity award shall at least equal the fair value of the award at the grant date. As such, the compensation cost above was not reduced as a result of this repricing.

(3)

The amounts for 2012 reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2012, in accordance with ASC 718, “Compensation-Stock Compensation.” Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2012, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 4, 2012.

No named executive officer received any form of non-cash compensation from us in the fiscal year ended September 30, 2013, or currently receives any such compensation, in excess of 10% of the total amount of annual salary and bonus reported for the named executive officer above. No named executive officer received a restricted stock award, a stock appreciation right or a long-term incentive payout in the fiscal year ended September 30, 2013.

Employment Arrangements

We have entered into the following employment arrangements with each of the named executive officers reflected in the Summary Compensation Table.

Mr. Thomas R. Brown— Effective August 23, 2006, we entered into a letter agreement with Mr. Brown pursuant to which he was appointed as our President and Chief Executive Officer commencing September 5, 2006. Under his employment agreement, Mr. Brown’s current annual salary is $283,250, and Mr. Brown participates in bonus, benefit and other incentives at the discretion of the Compensation Committee. In connection with his employment, Mr. Brown is eligible for an annual bonus as recommended by the Compensation Committee and approved by the Board. The bonus for 2014 is based on the bonus plan described below under the heading “Executive Officer and Employee Incentive Plan.” Mr. Brown received no bonus for fiscal year 2013. In the event that Mr. Brown’s employment is terminated for any reason other than cause, or if he resigns for good reason, he will be entitled to severance equal to one month’s salary for each two month period of service, or portion thereof, up to six months’ salary. He will also be entitled to continuation of his company-provided health and dental benefits for the same period. Mr. Brown is also entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, he will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination.

Ms. Katherine H. McDermott— Effective June 25, 2007, we entered into a letter agreement with Ms. McDermott pursuant to which she was appointed Controller/Chief Accounting Officer, and subsequently Chief Financial Officer. Under her employment agreement, Ms. McDermott’s current annual salary is $180,250, and Ms. McDermott participates in bonus, benefit and other incentives at the discretion of the Compensation Committee. Ms. McDermott’s bonus for 2014 is based on the bonus plan described below under the heading “Executive Officer and Employee Incentive Plan.” Ms. McDermott received no bonus for fiscal year 2013. Ms. McDermott’s employment is not for a specified period or term of employment and is terminable at-will by us or by Ms. McDermott for any reason, with or without notice. Ms. McDermott is also entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, she will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination.

Executive Officer and Employee Incentive Plan

On November 20, 2013, the Compensation Committee of our Board recommended, and the Board approved, an incentive bonus plan for fiscal year 2014 designed to motivate our employees to achieve our financial objectives and to reward them for their achievements when our objectives are met. All of our employees will be entitled to participate in the incentive plan. Target bonus amounts vary based on a percentage of the employee’s base salary, which are 50% of base salary for executive officers and range from 10% to 50% of base salary for other employees depending on their level of responsibility. A bonus payment will be made at three levels, including at 50% of target, at 100% of target and at 200% of target, depending upon the achievement by our company of specified earnings per share goals. For purposes of the earnings per share calculation, the number of shares outstanding will be held constant as of October 1, 2013.

Option Repricing

Pursuant to the terms of an agreement with certain of our stockholders, Mr. Brown agreed to increase the exercise price of the option granted to Mr. Brown in May 2012 for 750,000 shares from $1.33 to $3.00 per share. The increase in the exercise price of his option was effective September 10, 2013.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of September 30, 2013.

	Outstanding Equity Awards at Fiscal Year-End
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Name	Exercisable	Unexercisable		Total
Thomas R. Brown	166,698	—	(1)	166,698	—	$0.48	12/8/2013
	250,000	—	(2)	250,000	—	$1.24	6/15/2015
	100,000	—	(3)	100,000	—	$2.63	12/6/2015
	250,000	—	(4)	250,000	—	$2.27	8/19/2021
	562,500	187,500	(5)	750,000	—	$3.00	5/10/2022
Katherine H. McDermott	36,796	—	(1)	36,796	—	$0.48	12/8/2013
	100,000	—	(2)	100,000	—	$1.24	6/15/2015
	75,000	—	(5)	100,000	—	$1.33	5/10/2022
___________________________

(1)	The option vests as to 1/3 of the shares on the date of grant of December 8, 2008 and 1/12 quarterly thereafter until fully vested.
(2)	The option vests as to 1/3 of the shares on the date of grant of June 15, 2010 and 1/12 quarterly thereafter until fully vested.
(3)	The option vests as to 1/3 of the shares on the date of grant of December 6, 2010 and 1/12 quarterly thereafter until fully vested.
(4)	The option vests as to 1/3 of the shares on the date of grant of August 19, 2011 and 1/12 quarterly thereafter until fully vested.
(5)	The option vests as to 1/3 of the shares on the date of grant of May 10, 2012 and 1/12 quarterly thereafter until fully vested.

We do not have any stock appreciation rights plans in effect and we have no long-term incentive plans, as those terms are defined in SEC regulations. We have no defined benefit or actuarial plans covering any named executive officer.

Potential Payments Upon Termination or Change-in-Control

Under our employment agreement with Mr. Brown, in the event that Mr. Brown’s employment is terminated for any reason other than cause, or if he resigns for good reason, he will be entitled to severance equal to one month’s salary for each two month period of service, or portion thereof, up to six months’ salary. Mr. Brown’s current annual salary is $283,250. As such, in the event we are required to make severance payments to him, he would be entitled to $23,604 for each two months of service, up to an aggregate of $141,625. He will also be entitled to continuation of his company-provided health and dental benefits for the same period of time.

We have a Change in Control Severance Benefit Plan under which, in the event of a qualifying termination, each of two participating executives will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination. A qualifying termination under the Change of Control Plan is any involuntary termination without cause or any voluntary termination for good reason, in each case occurring within three months before or twelve months after a change of control of the Company.

COMPENSATION OF DIRECTORS

The following table shows all the fees earned or cash paid during the fiscal year ended September 30, 2013 to our non-employee directors. No option or restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended September 30, 2013.

Director Compensation Fiscal Year 2013

Name	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
Helen C. Adams (2)	$20,924	$21,956	—	$42,880
Laura M. Clague	$25,500	$21,669	—	$47,169
John G. Coburn	$4,076	—	—	$4,076
Richard H. Osgood II	$4,076	—	—	$4,076
Raymond C. Smith (2)	$20,924	$23,453	—	$44,377
George William VanDeWeghe, Jr. (2)	$21,924	—	—	$21,924
Dennis J. Wend	$4,076	—	—	$4,076

(1)

The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2013, in accordance with ASC 718, “Compensation-Stock Compensation”. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2013, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 21, 2013.

(2)	None of Ms. Adams, Admiral Smith or Mr. VanDeWeghe stood for re-election at the 2013 Annual Meeting.

Effective January 1, 2014, each of our non-employee directors receives (a) an annual cash retainer equal to $25,000, which is paid in equal quarterly installments and is prorated for partial year service, (b) an initial grant of an option to purchase 30,000 shares of the Company’s common stock upon the director’s appointment to the Board and (c) an annual grant of an option to purchase 20,000 shares of the Company’s common stock at each annual meeting of stockholders of the Company at which the director is re-elected to the Board. No additional amounts are payable for committee participation.

EQUITY COMPENSATION PLAN INFORMATION

At September 30, 2013, we had one equity incentive plan under which equity securities are or have been authorized for issuance to our employees, consultants or directors: the 2005 Equity Incentive Plan. This plan has been approved by our stockholders. In addition, from time to time we issue to employees, directors and service providers special stock options, inducement grants and warrants to purchase common shares, and these grants have not been approved by stockholders. The following table sets forth information as of September 30, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	2,394,476	$1.89	1,512,634
Equity compensation plans not approved by security holders	—	—	—
Total	2,394,476	$1.89	1,512,634

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Ms. Adams, Admiral Smith, Mr. VanDeWeghe, and Ms. Clague (Chair) served on the Compensation Committee during fiscal 2013, and Ms. Clague, General Coburn, Mr. Osgood, and Mr. Wend comprise our current Compensation Committee. None of the members of our Compensation Committee during the fiscal year ended September 30, 2013 are or were formerly officers or employees of our company. No executive officer of our company (1) served as a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (2) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (3) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended September 30, 2013.

The Audit Committee has reviewed and discussed the audited financial statements of LRAD Corporation with management. The Audit Committee has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP, our independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from Squar, Milner, Peterson, Miranda & Williamson, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the audit committee concerning independence, and has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP its independence from our company.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the NASDAQ Stock Market.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that audited financial statements be included in our company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

AUDIT COMMITTEE

Laura M. Clague
Richard H. Osgood III

Dennis J. Wend

November 20, 2013

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended September 30, 2013, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC.

TRANSACTIONS WITH RELATED PERSONS

During the fiscal year ended September 30, 2013 there were no (and there are no currently proposed) transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of total assets at year end for the last two completed fiscal years to which we were (or are to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2015 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is September 30, 2014.

Our bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to have a stockholder proposal considered at our 2015 annual meeting, the stockholder must give timely notice of the proposal in writing to our Corporate Secretary. To be timely, a stockholder’s notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than December 26, 2014 and not later than January 25, 2015; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the scheduled date of this year’s Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event we first make public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of such meeting.

OTHER MATTERS

Other Matters Brought Before the Meeting

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Proxy Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Householding of Proxy Materials

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions received only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of our annual report and/or proxy statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies at the same address may wish to receive only one. If you now receive more than one copy, and would like to receive only one copy, please submit your request to the address or phone number that appears on your proxy card. A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2013 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at LRAD Corporation, 16900 Goldentop Road, Suite A, San Diego, California 92127.

Electronic Delivery of Proxy Materials and Annual Reports

If you are a stockholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery last year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

Additional Documentation

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2013 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at LRAD Corporation, 16900 Goldentop Road, Suite A, San Diego, California 92127.

Accommodations for Attendance at the Annual Meeting

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting the Secretary at LRAD Corporation, 16990 Goldentop Road, Suite A, San Diego, California 92127 or at (858) 676-1112. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by March 15, 2014.

IMPORTANT

Your vote is very important no matter how many shares you own. If your shares are held in your own name, please sign, date and return the enclosed proxy card in the postage-paid envelope provided or submit your proxy by telephone or the internet. Instructions regarding telephone and internet voting are included on the proxy card (or, if applicable, your electronic delivery notice). If your shares are held in “street name,” you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. You may provide instructions to your bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return the proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

*****

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

By Order of the Board of Directors

Thomas R. Brown
Chairman of the Board

January 28, 2014

LRAD® CORPORATION

16990 GOLDENTOP ROAD, SUITE A
SAN DIEGO, CA 92127

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by LRAD CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Thomas R. Brown 02 Laura M. Clague 03 John G. Coburn 04 Dennis J. Wend 05 Richard H. Osgood III

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent registered public accounting firm of the Company for the fiscal year ending September 30, 2014.	☐	☐	☐
3	Advisory Vote on Executive Compensation.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000190525_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com .

LRAD CORPORATION

THIS PROXY RELATES TO THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD
MARCH 26, 2014

The undersigned hereby appoints THOMAS R. BROWN and KATHERINE H. MCDERMOTT or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of LRAD Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of LRAD CORPORATION (the "Company") to be held at 2:00 p.m. (local time) at the Company's principal offices located at 16990 Goldentop Road, Suite A, San Diego, California 92127 on March 26, 2014 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE, FOR PROPOSAL TWO AND FOR PROPOSAL THREE, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

This proxy has been solicited by or for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to commencement of the Annual Meeting.

0000190525_2 R1.0.0.51160

Continued and to be signed on reverse side